September 24, 1999                                            Rule 497(e)
                                                       Reg. No. 033-14905

Supplement to Thornburg Institutional Shares Prospectus, February 1, 1999 and Thornburg Municipal Funds Prospectus, February 1, 1999:

     The Funds described in this prospectus may not be available in all states, and this prospectus is not an offering in any state where an offering may not be lawfully made.